Exhibit 10.10

SAGENT HOLDING CO.

FOURTH AMENDED AND RESTATED VOTING AGREEMENT

This Fourth Amended and Restated Voting Agreement (this “Agreement”) is made and entered into as of September 3, 2010, by and among Sagent Holding Co., a Cayman Islands exempted company (the “Company”), each of the members listed on Exhibit A attached hereto (collectively, the “Existing Investors”), each of the members listed on Exhibit B attached hereto (collectively, the “Key Ordinary Shareholders”), and each of the members listed on Exhibit C attached hereto (the “New Investors”, and together with the Existing Investors, the “Investors”). The Investors and Key Ordinary Shareholders are sometimes collectively referred to herein as the “Members.”

RECITALS

A. The Company is issuing to the New Investors additional Series B-1 Preference Shares of the Company (“Series B-1 Shares”) pursuant to the Series B-1 Preference Shares Purchase Agreement dated as of September 3, 2010 (as may be amended from time to time, the “B-1 Extension Purchase Agreement”).

B. The Company, the Key Ordinary Shareholders and the Existing Investors are parties to that certain Third Amended and Restated Voting Agreement dated as of April 6, 2010 (the “Prior Agreement”).

C. The Company’s Sixth Amended and Restated Articles of Association (as may be amended from time to time, the “Amended Articles”) provide that, subject to certain shareholding requirements, (i) the holders of a majority of the outstanding Ordinary Shares of the Company (“Ordinary Shares”) shall be entitled to elected one (1) director of the Company (the “Ordinary Share Director”), (ii) the holders of a majority of outstanding Series A Preference Shares of the Company (the “Series A Shares”) shall be entitled to elect four (4) directors of the Company (the “Series A Directors”), (iii) the holders of a majority of the outstanding Series B-1 Shares shall be entitled to elect one (1) director of the Company (the “Series B-1 Director”) and (iv) the holders of a majority of outstanding Ordinary Shares and Series A Shares, Series B Preference Shares and Series B-1 Shares (collectively, the “Preference Shares”), voting together as a single class on an as-converted basis, shall be entitled to elect one (1) director of the Company (the “Independent Director”).

D. It is a condition to the closing of the sale of additional Series B-1 Shares to the New Investors pursuant to the B-1 Extension Purchase Agreement that the parties to the Prior Agreement to enter into this Agreement and amend and restate the Prior Agreement.

E. The undersigned parties and the Company (each a “Party” and collectively, the “Parties”) desire to amend and restate in its entirety the Prior Agreement as set forth herein and to accept the rights and obligations created pursuant hereto in lieu of their rights and obligations under the Prior Agreement.

F. In connection with the closing of the sale of Series B-1 Shares pursuant to the B-1 Extension Purchase Agreement, the parties hereto have agreed to provide for the future voting of their shares of the Company’s capital stock as set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings:

(a) “Board” means the board of directors of the Company.

(b) “Board Designee” means any individual who is designated for election to the Board pursuant to Section 4 of this Agreement.

(c) “Deemed Liquidation Event” has the meaning set forth in the Amended Articles, as may be amended from time to time.

(d) “Designator” means any person, entity or group of persons or entities who, at the time in question, have the right to designate any Board Designee.

(e) “Recapitalization” means any share split, share dividend, share combination or consolidation, recapitalization, reclassification or other similar event in relation to shares of the Company.

2. Agreement to Vote. The Members each hereby agree to hold all voting shares of the Company, including, but not limited to, any Preference Shares and Ordinary Shares registered in their respective names or beneficially owned by them as of the date hereof and any and all other securities of the Company legally or beneficially acquired by them after the date hereof (the “Shares”) subject to, and to vote such Shares in accordance with, the provisions of this Agreement. Upon the failure of any Member to vote its Shares in accordance with the terms of this Agreement, such Member hereby grants to a member designated by the Board a proxy coupled with an interest in all Shares owned by such Member, which proxy shall be irrevocable until this Agreement terminates pursuant to its terms or this Section 2 is amended to remove such grant of proxy in accordance with Section 14 hereof, to vote all such Shares in the matter provided in Sections 3, 4, and 5 hereof.

3. Size of the Board. During the term of this Agreement, the Members agree to vote all Shares to maintain the authorized number of members of the Board as set forth in the Amended Articles unless otherwise agreed to in writing by the members of the Company in accordance with the Amended Articles.

4. Designation of Directors. Each of the Members shall vote at any regular or special meeting of members such number of Shares as may be necessary, or in lieu of any such meeting, shall give such Member’s written consent with respect to such number of Shares as may be necessary, to elect:

(a) as the one (1) Ordinary Share Director, the Board Designee nominated by the holders of a majority of outstanding Ordinary Shares, which initial Board Designee shall be Jeffrey Yordon;

(b) as the four (4) Series A Directors, each of the following:

(i) the Board Designee nominated by Vivo Ventures Fund Cayman V, L.P., so long as Vivo Ventures Fund Cayman V, L.P. (together with its affiliates) holds at least 3,000,000 Series A Shares (as adjusted for any share split, dividend or combination with respect to the Series A Shares), which Board Designee shall initially be Chen Yu;

(ii) the Board Designee nominated by Vivo Ventures Fund Cayman VI, L.P., so long as Vivo Ventures Fund Cayman VI, L.P. (together with its affiliates) holds at least 3,000,000 Series A Shares (as adjusted for any share split, dividend or combination with respect to the Series A Shares), which Board Designee shall initially be Frank Kung; and

(iii) the Board Designee nominated by Morgan Stanley Investment Management Inc., so long as certain investment portfolios and separate accounts managed by Morgan Stanley Investment Management Inc. and its affiliates hold at least 3,000,000 Series A Shares (as adjusted for any share split, dividend or combination with respect to the Series A Shares), which Board Designee shall initially be James Sperans; and

(iv) the Board Designee nominated by CNF Investments II, LLC, so long as CNF Investments II, LLC (together with its affiliates) holds at least 3,000,000 Series A Shares (as adjusted for any share split, dividend or combination with respect to the Series A Shares), which Board Designee shall initially be Robert Flanagan; and

(c) as the one (1) Series B-1 Director, the Board Designee nominated by Key Gate Investments Limited, a British Virgin Islands company, so long as Key Gate Investments Limited and its affiliates hold at least 3,000,000 Series B-1 Shares (as adjusted for any share split, dividend or combination with respect to the Series B-1 Shares), which Board Designee shall initially be Mark Qiu; and

(d) as the one (1) Independent Director, the Board Designee, who shall be an independent industry representative, nominated by the holders of a majority of outstanding Ordinary Shares and outstanding Preference Shares, voting together as a single class on an as-converted basis.

5. Removal and Filling of Vacancies. From time to time during the term of this Agreement, the Designator may, in its sole discretion:

(a) elect to remove from the Board any incumbent Board Designee who occupies a Board seat for which such Designator then is entitled to designate the Board Designee under Section 4 above; and/or

(b) designate a new Board Designee for election to a Board seat for which such Designator is then entitled to designate the Board Designee under Section 4, above (whether to replace a prior Board Designee or to fill a vacancy in such Board seat).

In the event of such removal and/or designation, each Member agrees to vote its Shares as necessary under Section 4 above to cause the removal from the Board of any Board Designee so designated for removal by the appropriate Designator and the election to the Board of any new Board Designee so designated for election to the Board by the then appropriate Designator.

6. Legend on Share Certificates. Each certificate representing any Shares held by the Members shall be endorsed by the Company with a legend in substantially the following form:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A VOTING AGREEMENT ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN MEMBERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT.”

7. Binding Effect. The provisions of this Agreement shall be binding upon the successors in interest to any of the Shares. The Company shall not permit the transfer of any of the Shares on its books or issue a new certificate representing any of the Shares unless and until the person to whom such security is to be transferred shall have executed a written agreement, substantially in the form of this Agreement or a joinder agreement approved by the Company, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were an Investor or Key Ordinary Shareholder, as applicable. Any party who executes a joinder agreement with the Company in respect of this Agreement shall, for all purposes, be deemed an “Investor” or a “Key Ordinary Shareholder” hereunder, as applicable.

8. Execution by the Company. The Company, by its execution in the space provided below, agrees that it will cause the certificates evidencing the Shares to bear the legend required by Section 6 herein, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing Shares containing such legend upon written request from such holder to the Company at its principal office. The Parties do hereby agree that the failure to cause the certificates evidencing the appropriate Shares to bear the legend required by Section 6 herein and/or failure of the Company to supply, free of charge, a copy of this Agreement as provided under this Section 8 shall not affect the validity or enforcement of this Agreement.

9. Specific Enforcement. Except as otherwise provided herein, any and all remedies expressly conferred upon a Party by this Agreement will be deemed cumulative with and not exclusive of any other remedy conferred hereby, or by law or equity upon such Party, and the exercise by a Party of any one remedy will not preclude the exercise of any other remedy. The Parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Parties shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any federal or state court in the State of California, this being in addition to any other remedy to which they are entitled at law or in equity.

10. Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

11. Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by electronic, registered or certified mail or by overnight courier or otherwise delivered by hand or by messenger, addressed:

(a) if to an Investor, at the Investor’s address as shown on Exhibit A or Exhibit C attached hereto, or at such other address as the Investors shall have furnished to the Company in writing;

(b) if to a Key Ordinary Shareholder, at the Key Ordinary Shareholder’s address as shown on Exhibit B attached hereto, or at such other address as the Key Ordinary Shareholders shall have furnished to the Company in writing;

(c) if to any other holder of any Shares subject to this Agreement, at such address as such holder shall have furnished the Company in writing, or, until any such holder so furnishes an address to the Company, then to and at the address of the last holder of such Shares who has so furnished an address to the Company; and

(d) if to the Company, at the address of its principal corporate offices (attention: Chief Executive Officer), or at such other address as the Company shall have furnished to the Members,

with a copy to:

Carmen Chang

Wilson Sonsini Goodrich & Rosati, P.C.

650 Page Mill Road

Palo Alto, CA 94304

Facsimile: (650) 493-6811

Email: cchang@wsgr.com

Where a notice is sent by mail, service of the notice shall be effected by properly addressing, pre-paying and mailing a letter containing the notice, and to have been effected at the expiration of three (3) business days after the letter containing the same is mailed as aforesaid.

Where a notice is sent by overnight courier, service of the notice shall be effected by properly addressing, and sending such notice through an internationally recognized express courier service, delivery fees pre-paid, and to have been effected three (3) business days following the day the same is sent as aforesaid.

Where a notice is delivered by electronic mail, by hand or by messenger, service of the notice shall be deemed to be effected upon delivery.

12. Term. This Agreement shall terminate and be of no further force or effect upon the earlier to occur of: (a) the effectiveness of the registration statement for the Company’s first firm commitment underwritten public offering registered under the Securities Act of 1933, as amended, or pursuant to the securities laws applicable to an offering of securities in another jurisdiction pursuant to which such securities will be listed on an internationally-recognized securities exchange; (b) the effectiveness of a Deemed Liquidation Event; (c) any time when less than 5,000,000 Series A Shares remain outstanding and less than 5,000,000 Series B-1 Shares remain outstanding.

13. Manner of Voting. The voting of shares pursuant to this Voting Agreement may be effected in person, by proxy, by written consent, or in any other manner permitted by applicable law.

14. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (a) the Company, (b) the Investors holding a majority in interest of the then outstanding Preference Shares, (c) a majority-in-interest of the Key Ordinary Shareholders, (d) the Investors holding a majority in interest of the then outstanding Series A Shares and (e) the Investors holding a majority in interest of the then outstanding Series B-1 Shares. All such amendments shall be binding on all parties hereto.

15. Share Splits, Share Dividends, etc. In the event of any Recapitalization, such shares or securities shall be deemed to be Shares for purposes of this Agreement and shall be endorsed with the legend set forth above.

16. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

17. Successors. This Agreement shall inure to the benefit of and be binding upon the Parties and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

18. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed within California. Each of the Parties irrevocably: (a) agrees that any dispute or controversy arising out of, relating to, or concerning any interpretation, construction, performance or breach of this Agreement, shall be settled by arbitration to be held in Santa Clara County, California, in accordance with the rules then in effect of the American Arbitration Association; (b) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such arbitration; and (c) submits to the exclusive jurisdiction of the State of California in any such arbitration. The Parties hereby acknowledge and agree that (a) any decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration; (b) judgment may be entered on the arbitrator’s decision in any court having jurisdiction; and the parties to the arbitration shall each pay an equal share of the costs and expenses of such arbitration, and each such party shall separately pay for its respective counsel fees and expenses; provided, however, that the prevailing party in any such arbitration shall be entitled to recover from the non-prevailing party its reasonable costs and attorney fees.

19. Entire Agreement. This Agreement, along with the B-1 Extension Purchase Agreement and each of the exhibits thereto, constitutes the full and entire understanding and agreement between the Parties with respect to the subject hereof and thereof and supersedes, merges, and renders void any and all prior understandings and/or agreements, written or oral, with respect to such subject matter.

20. Counterparts; Facsimiles. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more Parties and delivered by such Party by facsimile or any similar electronic transmission device pursuant to which the signature of or on behalf of such Party can be seen. Such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any Party, all Parties severally agree to execute and deliver an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

21. Amendment and Restatement. The Prior Agreement is hereby superseded and amended in its entirety and restated in this Agreement. All provisions of, rights granted and covenants made in the Prior Agreement are hereby terminated, waived, released and superseded in their entirety and shall have no further force or effect.

22. New Investors. Notwithstanding anything herein to the contrary, if pursuant to an agreement (including the B-1 Extension Purchase Agreement, as may be amended time to time), additional parties may purchase Series B-1 Shares as “Purchasers” thereunder, then each such Purchaser shall become a Party to this Agreement as an “Investor” hereunder, without the need for any consent, approval or signature of any Investor when such Purchaser has both (i) purchased Series B-1 Shares under such agreement, and paid the Company all consideration payable for such shares and (ii) executed a copy of this Agreement as an “Investor.”

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

COMPANY:

SAGENT HOLDING CO.,
a Cayman Islands exempted company

By: /s/ Jeffrey Yordon
Name:	Jeffrey Yordon
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

KEY ORDINARY SHAREHOLDERS:

JEFFREY YORDON

By: /s/ Jeffrey Yordon
(signature)

LORIN DRAKE

By: /s/ Lorin Drake
(signature)

ANTHONY GULCZYNSKI

By: /s/ Anthony Gulczynski
(signature)

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

KEY ORDINARY SHAREHOLDERS:

VIVO VENTURES FUND CAYMAN V, L.P.

By: Vivo Ventures Cayman V (GP), L.P.

By: Vivo Ventures Cayman V General Partner Limited, its general partner

By: /s/ Frank Kung
(signature)

Name: Frank Kung
Title: Director

VIVO VENTURES V AFFILIATES FUND, L.P.

By: /s/ Frank Kung
(signature)

Name: Frank Kung
Title: Managing Member of Vivo Ventures V, LLC, its General Partner

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

VIVO VENTURES FUND CAYMAN V, L.P.

By: Vivo Ventures Cayman V (GP), L.P.

By: Vivo Ventures Cayman V General Partner Limited, its general partner

By: /s/ Frank Kung
(signature)

Name: Frank Kung
Title: Director

VIVO VENTURES V AFFILIATES FUND, L.P.

By: /s/ Frank Kung
(signature)

Name: Frank Kung
Title: Managing Member of Vivo Ventures V, LLC, its General Partner

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

PACIFIC SEQUOIA HOLDINGS LLC

By: /s/ John V. Jonson
Name:	John V. Jonson
Title:	Manager

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

THE SKOLL FOUNDATION

By: /s/ John V. Jonson
Name:	John V. Jonson
Title:	Manager

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

THE SKOLL FUND

By: /s/ John V. Jonson
Name:	John V. Jonson
Title:	Manager

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

WEYERHAEUSER COMPANY MASTER RETIREMENT TRUST
Managed by Morgan Stanley Investment Management, Inc.

By: The Bank of New York Mellon, not individually but solely in its capacity as Directed Trustee on behalf of the Trust

By: /s/ Bernadette T. Rist
Name: Bernadette T. Rist
Authorized Signatory

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

SAILORSHELL & CO. FOR THE BENEFIT OF MORGAN STANLEY AIP GLOBAL DIVERSIFIED FUND LP

By:	Morgan Stanley Alternative Investment Partners LP, its general partner
By:	Morgan Stanley AIP GP LP, its general partner
By:	Morgan Stanley Alternative Investments Inc., its general partner

By: /s/ James Sperans
Name:	James Sperans
Title:	Managing Director

SAILORPIER & CO. FOR THE BENEFIT OF AURORA CAYMAN LIMITED

By:	Morgan Stanley Investment Management Inc., its investment manager

By: /s/ James Sperans
Name:	James Sperans
Title:	Managing Director

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

STORMBAY & CO. FOR THE BENEFIT OF VIJVERPOORT HUIZEN C.V.

By:	Morgan Stanley Alternative Investment Partners LP, its general partner
By:	Morgan Stanley AIP GP LP, its general partner
By:	Morgan Stanley Alternative Investments Inc., its general partner

By: /s/ James Sperans
Name:	James Sperans
Title:	Managing Director

STORMLAUNCH & CO. FOR THE BENEFIT OF MORGAN STANLEY PRIVATE MARKETS FUND III LP

By:	Morgan Stanley Alternative Investment Partners LP, its general partner
By:	Morgan Stanley AIP GP LP, its general partner
By:	Morgan Stanley Alternative Investments Inc., its general partner

By: /s/ James Sperans
Name:	James Sperans
Title:	Managing Director

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

STORMSTAR & CO. FOR THE BENEFIT OF MORGAN STANLEY PRIVATE MARKETS FUND EMPLOYEE INVESTORS III LP

By:	Morgan Stanley Alternative Investment Partners LP, its general partner
By:	Morgan Stanley AIP GP LP, its general partner
By:	Morgan Stanley Alternative Investments Inc., its general partner

By: /s/ James Sperans
Name:	James Sperans
Title:	Managing Director

NUCLEAR ELECTRIC INSURANCE LIMITED

By: Morgan Stanley Investment Management Inc., its investment manager

By: /s/ James Sperans
(signature)
Name: James Sperans
Title: Executive Director

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

FACTORY MUTUAL INSURANCE COMPANY

By: /s/ Paul LaFleche
Name: Paul LaFleche
Title: Senior Vice President of Investments

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

CNF INVESTMENTS II, LLC

By: /s/ Robert J. Flanagan
(signature)

Name: Robert J. Flanagan
Title: Manager

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

VIVO VENTURES VI AFFILIATES FUND L.P.
By: Vivo Ventures VI, LLC, its Managing Member

By: /s/ Frank Kung
(signature)

Name: Frank Kung
Title: General Partner

VIVO VENTURES FUND CAYMAN VI, L.P.
By: Vivo Venture Cayman VI (GP), L.P.
By: Vivo Ventures Cayman VI General Partner Limited, its general partner

By: /s/ Frank Kung
(signature)

Name: Frank Kung
Title: Director

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

KEY GATE INVESTMENTS LIMITED

By: /s/ Andrew Lo
(signature)

Name: Andrew Lo
Title: Authorized Representative

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

LINK BEST CAPITAL LIMITED

By: /s/ Shing Chi Yap
(signature)

Name: Shing Chi Yap
Title: Director

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

INVESTORS:

WESTFIELD CAPITAL MANAGEMENT

By: Westfield Partners, L.L.C., its General Partner By: Westfield Capital Management Company, L.P., it’s Manager By: WMS General Partner, LLC, its General Partner

By: /s/ William A. Muggia
William A. Muggia, an Authorized Person

SIGNATURE PAGE TO SAGENT HOLDING CO. FOURTH AMENDED AND RESTATED VOTING AGREEMENT

Exhibit A

Existing Investors

Vivo Ventures Fund Cayman VI, L.P.

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures Fund Cayman V, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures VI Affiliates Fund, L.P.

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures V Affiliates Fund, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Stormlaunch & Co. for the Benefit of Morgan Stanley Private Markets Fund III LP

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

Stormstar & Co. for the Benefit of Morgan Stanley Private Markets Fund Employee Investors III LP

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

CNF Investments II, LLC

7500 Old Georgetown Road

Bethesda, MD 20814

Attn: Robert Flanagan

Weyerhaeuser Company Master Retirement Trust

c/o The Bank of New York Mellon

Legal Department

500 Grant Street

BNY Mellon Center

AIM: 151-1935

Pittsburgh, Pennsylvania 15258-0001

Attn: Bernadette Rist

Sailorshell & Co. for the benefit of Morgan Stanley AIP Global Diversified Fund LP

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

Dohmen Investment Group, LLC

215 North Water Street

Milwaukee, WI 53202

Attn: John Vaughan, Chief Financial Officer

Pacific Sequoia Holdings LLC

  c/o Capricorn Management, LLC

  250 University Avenue, Suite 300

  Palo Alto, CA 94301

  Attn: John Johnson

  c/o Mellon Global Securities Services

  135 Santilli Highway

  026-0035

  Everett, MA 02149

  Attn: Nicole Strazzulla

  c/o Seiler & Company

  1100 Marshall Street

  Redwood City, CA 94063

  Attn: James G. B. DeMartini III, CPA

Stormbay & Co. for the benefit of Vijverpoort Huizen C.V.

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

Sailorpier & Co. for the benefit of Aurora Cayman Limited

c/o Morgan Stanley Alternative Investments Inc.

100 Front Street, Suite 400

West Conshohocken, Pennsylvania 19428-2881

Attn: Matthew Allen, Executive Director

The Skoll Foundation

  c/o Capricorn Management, LLC

  250 University Avenue, Suite 300

  Palo Alto, CA 94301

  Attn: John Johnson

  c/o Mellon Global Securities Services

  135 Santilli Highway

  026-0035

  Everett, MA 02149

  Attn: Nicole Strazzulla

  c/o Seiler & Company

  1100 Marshall Street

  Redwood City, CA 94063

  Attn: James G. B. DeMartini III, CPA

The Skoll Fund

  c/o Capricorn Management, LLC

  250 University Avenue, Suite 300

  Palo Alto, CA 94301

  Attn: John Johnson

  c/o Mellon Global Securities Services

  135 Santilli Highway

  026-0035

  Everett, MA 02149

  Attn: Nicole Strazzulla

  c/o Seiler & Company

  1100 Marshall Street

  Redwood City, CA 94063

  Attn: James G. B. DeMartini III, CPA

Factory Mutual Insurance Company

225 Wyman Street

Waltham, MA 02454

Attn: Paul LaFleche, Senior Vice President of Investments

Nuclear Electric Insurance Limited

1201 North Market Street, 11th Floor

Wilmington, DE 19801

Attn: Robert MacGovern, Vice President - Investments

CIBC WMC, Inc.

425 Lexington Ave.

New York, NY 10017

Attn: Kathryn Casparian

Zhejiang Hisun Pharmaceutical Co., Ltd.

Key Gate Investments Limited

China Renaissance Capital Investment

Suite 305 St. George’s Building

2 Ice House Street

Central, Hong Kong

Hong Kong SAR

Attn: Andrew Lo

Exhibit B

Key Ordinary Shareholders

Jeffrey Yordon

812 Lakeland Drive

Schaumburg, IL 60173

Lorin Drake

4065 Walt Whitman Road

St. Charles, IL 60175

Anthony J. Gulczynski

1232 Eagle Crest Drive

Lemont, IL 60439

Vivo Ventures Fund Cayman V, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Vivo Ventures V Affiliates Fund, L.P.

c/o Vivo Ventures V, LLC

575 High Street, Suite 201

Palo Alto, CA 94301

Attn: Chen Yu

Exhibit C

New Investors

Link Best Capital Limited

Room 2201, 22/F., Far East Consortium Building

121, Des Voeux Road,

Central, Hong Kong.

Attn: Yap Shing Chi

Westfield Capital Management

One Financial Center, 24th Floor

Boston, MA 02111-2621

Attn: Matthew Strobeck